EXHIBIT 99.2

Kentucky First Federal Bancorp
Unaudited Condensed Consolidated Pro Forma Balance Sheet
December 31, 2004

		Offering		Kentucky		Merger		Kentucky First
	First Federal	Adjustments		First	Frankfort	Adjustments		Pro Forma
	of Hazard	Debit (Credit)		Pro Forma	First	Debit (Credit)		Consolidated
	(In thousands)
ASSETS
Cash and cash equivalents	$4,633	$16,013	(1)	$20,646	$725	$(14,014	)(3)	$7,357
Investment securities	75,507	–		75,507	100	–		75,607
Mortgage-backed securities	23,093	–		23,093	2,298	–		25,391
Loans receivable	31,754	–		31,754	122,149	–		153,903
Other assets	3,957	–		3,957	7,065	162	(2)	13,466
						1,364	(2)
						918	(2)
Goodwill	–	–		–	–	14,564	(3)	14,564

Total assets	$138,944	$16,013		$154,957	$132,337	$2,994		$290,288

LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits	$97,449	$–		$97,449	$71,984	$–		$169,433
Federal Home Loan Bank advances	9,000	–		9,000	41,713	(2,757	)(2)	53,470
Other liabilities	621	–		621	1,470	–		2,091

Total liabilities	107,070	–		107,070	115,167	(2,757)		224,994
Shareholders’ equity:
Common stock	–	(69	)(1)	69	17	(17	)(4)	86
						(17	)(3)
Additional paid-in capital	–	(19,414	)(1)	19,414	5,925	5,925	(4)	36,804
						(17,390	)(3)
Employee stock ownership plan	–	3,370	(1)	(3,370)	–	–		(3,370)
Restricted stock	–	–		–	(82)	(82	)(4)	–
Treasury shares	–	–		–	(6,431)	(6,431	)(4)	–
Retained earnings	32,091	100	(1)	31,991	17,751	17,751	(4)	31,991
Other comprehensive loss	(217)	–		(217)	(10)	(10	)(4)	(217)

Total shareholders’ equity	31,874	(16,013)		47,887	17,170	(237)		65,294

Total liabilities and shareholders’ equity	$138,944	$(16,013)		$154,957	$132,337	$(2,994)		$290,288

(1)	Reflects:

		(In thousands)

Sale of Kentucky First common stock in the reorganization offering:
Gross proceeds (2,127,572 shares at $10 per share)		$21,276
Costs of offering		(1,793)

		19,483
Capitalization of First Federal MHC		(100)
Purchase of common stock by First Federal of Hazard employee stock ownership plan with a loan by Kentucky First		(3,370)

		$16,013

Entry to common stock:
Shares issued to First Federal MHC (8,596,250 x .55 = 4,727,938) x $.01 par value)		$48
Shares issued in reorganization offering, excluding shares issued to former Frankfort First shareholders (8,596,250 x .45 = 3,868,312 x .55 = 2,127,572) x $0.01 par value		$21

		$69

(2) Purchase accounting adjustments are estimated as follows (in thousands):
Frankfort First net assets at December 31, 2004		$17,170
Fair value adjustments:
Property and equipment	1,364
Federal Home Loan Bank advances	(2,757)
Core deposit intangible	918

Net fair value adjustments		(475)
Tax effect of fair value adjustments at 34%		162

Total net adjustments to net assets acquired		(313)

Adjusted net assets acquired		$16,857

(3) The purchase price of Frankfort First has been calculated as follows:
Frankfort First shares issued/outstanding	1,269,981
Acquisition price per share	$23.50
Consideration paid for outstanding shares		29,844

Stock options outstanding ($1,302,892 net of 34% tax effect)		860
Total consideration paid before costs		30,705
Merger-related costs		717

Total consideration paid		$31,421

The excess of costs over fair value of net assets acquired is set forth below (in thousands except share data):
Total cost:
Cash		$12,437
Stock portion		17,407

		$29,844
Stock options – net of tax		860
Merger–related expenses		717

Total consideration paid		31,421
Net assets acquired		16,857

Goodwill		$14,564

(4) Pro forma adjustment to eliminate Frankfort First equity accounts.

Kentucky First Federal Bancorp
Unaudited Condensed Consolidated Pro Forma Statements of Earnings
For the Year Ended June 30, 2004

	First Federal	Offering		Kentucky		Merger
	of Hazard	Adjustments		First	Frankfort First	Adjustments		Pro Forma
	Historical	Debit (Credit)		Pro Forma	Historical	Debit (Credit)		Consolidated
	(In thousands, except per share data)
Interest income:
Loans	$2,794	$–		$2,794	$7,417	$–		$10,211
Mortgage-backed securities	396	–		396	–	–		396
Investment securities	2,192	–		2,192	154	–		2,346
Other investment-earning assets	219	–		219	122	42	(1)	299

Total interest income	5,601	–		5,601	7,693	42		13,252
Interest expense:
Deposits	2,166	–		2,166	1,849	131	(2)	4,146
Borrowings	54	–		54	2,586	(550	)(3)	2,090

Total interest expense	2,220	–		2,220	4,435	(419)		6,236

Net interest income	3,381	–		3,381	3,258	(378)		7,016

Provision for loan losses	10	–		10	–	–		10

Net interest income after provision	3,371	–		3,371	3,258	(378)		7,006
Other income:
Gain on sale of investment securities	5	–		5	–	–		5
Loss on sale of real estate acquired through foreclosure	(61)	–		(61)	–	–		(61)
Other operating	21	–		21	69	–		90

Total other income	(35)	–		(35)	69	–		34
General, administrative and other expense:
Compensation and benefits	1,620	168	(4)	1,788	1,157	–		2,945
Occupancy and equipment	132	–		132	171	34	(5)	337
Data processing	32	–		32	124	–		156
Franchise taxes	83	–		83	102	–		185
Charitable contributions	42	–		42	–	–		42
Other operating	274	–		274	339	–		613

Total general, administrative and other expense	2,183	168		2,351	1,893	34		4,278

Earnings before federal income taxes.	1,153	(168)		985	1,434	(344)		2,762
Federal income taxes	392	(57	)(5)	335	481	117	(6)	933

Net earnings	$761	$(111)		$650	$953	$(227)		$1,830

Earnings per share (6)(7):
Basic								$0.22

Diluted								$0.22

(1)	Reflects a reduction of interest income on cash utilized in the purchase of Frankfort First, at an average yield of 2.09% per annum. The yield utilized approximates the yield on a one-year U.S. Treasury Bill adjusted to a constant maturity (“CMT”) on June 30, 2004.

(2)	Reflects the pro forma amortization of the $917,000 purchase accounting adjustment related to the core deposit intangible. Assumes a straight-line amortization method over a seven-year term.

(3)	Reflects the pro forma amortization of the $2.8 million purchase accounting adjustment related to Federal Home Loan Bank advances. Assumes amortization over a ten-year term.

(4)	Reflects the pro forma expense associated with the employee stock ownership plan. Expense related to the employee stock ownership plan is calculated assuming 336,973 total shares in the plan, to be allocated over a twenty-year term, and a $10 per share fair value. Annual expense is computed as 16,848 shares x $10 per share = $168,480.

(5)	Reflects the pro forma amortization of the $1.4 million purchase accounting adjusting related to office premises and equipment. Assumes a straight-line amortization method over a forty-year term.

(6)	Reflects the tax effects of the pro forma adjustments at a 34% statutory rate.

(7)	The weighted average number of shares outstanding used to calculate pro forma consolidated earnings per share are as follows:

		Pro Forma Weighted
	Pro Forma Weighted	Average Shares
	Average Shares	Outstanding -
	Outstanding - Basic	Diluted
Period	Earnings Per Share	Earnings Per Share
Shares issued	8,596,250	8,596,250
Less shares in the ESOP not committed to be released	(320,125)	(320,125)

	8,276,125	8,276,125

Kentucky First Federal Bancorp
Unaudited Condensed Consolidated Pro Forma Statement of Earnings
For the Six Months Ended December 31, 2004

	First Federal	Offering		Kentucky		Merger
	of Hazard	Adjustments		First	Frankfort First	Adjustments		Pro Forma
	Historical	Debit (Credit)		Pro Forma	Historical	Debit (Credit)		Consolidated
	(In thousands, except per share data)
Interest income:
Loans	$1,180	$–		$1,180	$3,531	$–		$4,711
Mortgage-backed securities	487	–		487	–	–		487
Investment securities	1,051	–		1,051	55	–		1,106
Other interest-earning assets	162	–		162	67	22	(1)	207

Total interest income	2,880	–		2,880	3,653	22		6,511
Interest expense:
Deposits	941	–		941	840	66		1,847
Borrowings	134	–		134	1,283	(275	)(2)	1,142

Total interest expense	1,075	–		1,075	2,123	(209)		2,989

Net interest income	1,805	–		1,805	1,530	(187)		3,522
Provision for loan losses	28	–		28	–	–		28

Net interest income after provision	1,777	–		1,777	1,530	(187)		3,494
Other income:
Gain on sale of investment securities	–	–		–	–	–		–
Loss on sale of real estate acquired through foreclosure	–	–		–	–	–		–
Other operating	11	–		11	89	–		100

Total other income	11	–		11	89	–		100
General, administrative and other expense:
Compensation and benefits	537	84	(4)	621	668	–		1,289
Occupancy and equipment	71	–		71	90	17	(5)	178
Data processing	15	–		15	62	–		77
Franchise taxes	37	–		37	53	–		90
Charitable contributions	7	–		7	–	–		7
Other operating	138	–		138	177	–		315

Total general, administrative and other expense	805	84		889	1,050	17		1,956

Earnings before federal income taxes	983	(84)		899	569	(170)		1,638
Federal income taxes	335	(28	)(6)	307	180	58	(6)	545

Net earnings	$648	$(56)		$592	$389	$(112)		$1,093

Earnings per share (6)(7):
Basic								$0.13

Diluted								$0.13

(1)	Reflects a reduction of interest income on cash utilized in the purchase of Frankfort First, at an average yield of 2.21% per annum. The yield utilized approximates the yield on a one_year U.S. Treasury Bill adjusted to a constant maturity (“CMT”) on December 31, 2004.

(2)	Reflects the pro forma amortization of the $917,000 purchase accounting adjustment related to the core deposit intangible. Assumes a straight-line amortization method over a seven-year term.

(3)	Reflects the pro forma amortization of the $2.8 million purchase accounting adjustment related to Federal Home Loan Bank advances. Assumes amortization over a ten-year term.

(4)	Reflects the pro forma expense associated with the employee stock ownership plan. Expense related to the employee stock ownership plan is calculated assuming 336,973 total shares in the plan, to be allocated over a twenty-year term, and a $10 per share fair value. Annual Expense is computed as 16,848 shares x $10 per share x 6/12 = $84,240.

(5)	Reflects the pro forma amortization of the $1.4 million purchase accounting adjusting related to office premises and equipment. Assumes a straight-line amortization method over a forty-year term.

(6)	Reflects the tax effects of the pro forma adjustments at a 34% statutory rate.

(7)	The weighted average number of shares outstanding used to calculate pro forma consolidated earnings per share are as follows:

		Pro Forma Weighted
	Pro Forma Weighted	Average Shares
	Average Shares	Outstanding -
	Outstanding - Basic	Diluted
Period	Earnings Per Share	Earnings Per Share
Shares issued	8,596,250	8,596,250
Less shares in the ESOP not committed to be released	(336,973)	(336,973)

	8,259,277	8,259,277